Exhibit 32

CERTIFICATION PURSUANT TO
18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Yummy Flies, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on March __, 2014, (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2014	s/ Gary Okizaki Gary Okizaki, Chief Executive Officer

Dated: April 14, 2014	s/ Brian Yamauchi Brian Yamauchi, Chief Financial Officer